                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         Bay Meadows Operating Company
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        _

     (2)  Form, Schedule or Registration Statement No.:

        _

     (3)  Filing Party:

        _

     (4)  Date Filed:

        _

[McCUTCHEN, DOYLE, BROWN & ENERSEN LETTERHEAD/LOGO]




June 28, 1996



Securities and Exchange Commission
Judiciary Plaza
450 5th Street, N.W.
Washington, D.C.  20549

                        RE: BAY MEADOWS OPERATING COMPANY

Ladies and Gentlemen:

         Accompanying this letter for filing with the Commission in definitive form is Bay Meadows Operating Company's follow up letter to stockholders soliciting proxies for the 1996 Annual Meeting of Stockholders to be held on July 12, 1996. The registrant previously filed its definitive proxy statement and form of proxy with the Commission by EDGAR transmission on June 13, 1996. The fee for this filing in the amount of $125 is being sent to the Commission by the registrant.

         Please contact me if I may be of any assistance in this matter.

                                              Sincerely yours,

                                              /s/ David J. Gershon
                                              David J. Gershon

                   [Bay Meadows Operating Company Letterhead/Logo]

                                IMPORANT REMINDER



June 28, 1996

DEAR FELLOW STOCKHOLDER:

The Board of Directors has not yet received your proxy for the Annual Meeting of Stockholders to be held on Friday, July 12. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, YOUR VOTE IS IMPORTANT.

At the Annual Meeting, you will be asked to elect five Directors and approve the Board of Directors' selection of Deloitte & Touche LLP as independent public accountants for the year 1996. The Board encourages you to vote FOR each of these proposals.

Please take the time today TO SIGN, DATE AND MAIL THE ENCLOSED DUPLICATE PROXY IN THE POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

If you need another copy of the Proxy Statement or have any questions, please contact MacKenzie Partners, Inc., which is assisting us with the solicitation of proxies, at (800) 322-2885 Toll-free or (212) 929-5500 Collect.

Your prompt attention to this matter would be greatly appreciated.

                                          Very truly yours,

                                          BAY MEADOW OPERATING COMPANY



                                          F. Jack Liebau, President